UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015, and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). On September 22, 2015, Casella filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Additional and/or Revised Materials Posted to Annual Meeting Website

As previously disclosed, in order for Casella’s stockholders to have convenient access to all relevant information regarding the 2015 Annual Meeting that Casella has made available, Casella has established a website, www.casellashareholders.com (the “Website”), focused on the 2015 Annual Meeting. As previously announced, JCP Investment Partnership, LP (“JCP”) is pursuing a proxy contest to elect two nominees to the Casella Board of Directors at the 2015 Annual Meeting. Casella has posted materials to the Website regarding the 2015 Annual Meeting, including, but not limited to, the proxy contest by JCP, biographical information relating to the nominees being recommended by the Casella Board, voting procedures and various other communications by Casella relating to the 2015 Annual Meeting. Attached hereto are additional and/or revised materials that have been recently posted to the Website.

Important Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

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2015 Annual Meeting

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2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC.

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Casella Waste Systems Files Definitive Proxy Materials in Connection with 2015 Annual Meeting of Stockholders - September 24, 2015

Welcome

Date, Time and Location of the 2015 Annual Meeting

Friday, November 6, 2015 at 10:00 a.m., Eastern Time

The Mountain Top Inn & Resort

195 Mountain Top Road

Chittenden, Vermont 05737

Recent News

SEP 24, 2015	Casella Waste Systems Files Definitive Proxy Materials in Connection with 2015 Annual Meeting of Stockholders
SEP 1, 2015	Casella Waste Systems Names William P. Hulligan to Board of Directors
JUL 7, 2015	Casella Waste Systems Names James E. O'Connor to Board of Directors
JUL 7, 2015	Casella Waste Systems Announces Date of Its 2015 Annual Meeting of Stockholders

>> MORE NEWS

Contact Information

Media Contacts

Joseph Fusco
Casella Waste Systems, Inc.
802-772-2247

Dan Gagnier / Mark Harnett
Sard Verbinnen & Co.
212-687-8080

Investor Contacts

Ned Coletta
Casella Waste Systems, Inc.
802-772-2239
Ned.Coletta@casella.com

Paul Schulman / Larry Schimmel
MacKenzie Partners, Inc.
800-322-2885 or 212-929-5500

Important Information | © 1999 – 2015 Casella Waste Systems, Inc. All rights reserved.

2015 Annual Meeting
2015 ANNUAL MEETING OF STOCKHOLDERS OF CASELLA WASTE SYSTEMS, INC.
How to Vote
Vote The White Proxy Card Today
SEC Filings
Casella SEC Filings
Sep 23, 2015 DEFA14A Soliciting Materials
Sep 22, 2015 DEFC14A – Definitive Proxy Statement
Sep 17, 2015 DEFA14A Soliciting Materials
Sep 16, 2015 PRER14A Soliciting Materials
Sep 4, 2015 PREC14A – Preliminary Proxy Statement
Sep 2, 2015 DEFA14A Soliciting Materials
Sep 1, 2015 DEFA14A Soliciting Materials
Aug 11, 2015 DEFA14A Soliciting Materials
Jul 30, 2015 DEFA14A Soliciting Materials
Jul 29, 2015 DEFA14A Soliciting Materials
Jul 8, 2015 DEFA14A Soliciting Materials
Jul 7, 2015 DEFA14A Soliciting Materials
Jul 7, 2015 DEFA14A Soliciting Materials
Jun 1, 2015 DEFA14A Soliciting Materials
May 28, 2015 DEFA14A Soliciting Materials
May 28, 2015 DEFA14A Soliciting Materials
Apr 29, 2015 DEFA14A Soliciting Materials
Apr 28, 2015 DEFA14A Soliciting Materials
Apr 27, 2015 DEFA14A Soliciting Materials
Contact Information How to Vote >
Media Contacts
Joseph Fusco Casella Waste Systems, Inc.802-772-2247
Dan Gagnier / Mark Harnett Sard Verbinnen & Co. 212-687-8080
Investor Contacts
Ned Coletta Casella Waste Systems, Inc. 802-772-2239 Ned.Coletta@casella.com
Paul Schulman / Larry Schimmel MacKenzie Partners, Inc. 800-322-2885 or 212-929-5500
Important Information
© 1999 – 2015 Casella Waste Systems, Inc.. All rights reserved.
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Important Information © 1999 – 2015 Casella Waste Systems, Inc.. All rights reserved